EXHIBIT 99.1

Token Communities Ltd. Announces Ceremony  at APOZ Development Site

Token Communities Ltd. (OTC: TKCM), April 10, 2025 (Newswire.com) – Token Communities Ltd. (the “Company”) subsidiary ASC Global Inc. will be hosting a ceremony on May 1, 2025 at the site of its Asia-Pacific OZ (“APOZ”) Industrial Park development site in Chambers County, Texas.

The management team of the Company and many honored guests will be attending this stake-ceremony, with the Company anticipating local newspapers, government officials, design team and the general contractor to be in attendance. David Champ, Chief Executive Officer of the Company, commented “This will be a significant milestone event for our APOZ project, as tariff have been implanted and the potential for a tariff war keeps heating up, many manufacturing companies in the Asia Pacific region have expressed strong interests to relocate into this vast business park.  This will be an opportunity to show the proposed land and introduce our construction and design team. Dozens of news articles have been released in the Asia Pacific region, and has created a lot of interest in our APOZ Industrial Park. We anticipate holding informational meetings worldwide, including in Singapore, Taipei, Shanghai and Hong Kong.”

Maxx Designers and Maxx Builders have been retained to create  a MPD (Master Planned Development) Site plan, consisting of industrial, commercial and residential sections in this park.  Ms. Xiangru Lin (Ruby) (Director of the Company, assisting with the  Business Development for the APOZ Project) commented, “The entire project is moving at a very fast pace, the design plan is expected to be completed by the end of July, and then it will immediately gets submitted to Chambers County for its review and approval. The Company is preparing for a ground-breaking ceremony in the fourth quarter of this year.”

Forward-Looking Statements

Certain information set forth in this release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to revenues, earnings, performance, development, strategies, prospects and other aspects of the business of the Company and development of the APOZ are based on current expectations that are subject to risks and uncertainties. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in or implied by the forward-looking statements we make. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements surrounding the development of the proposed APOZ; (2) the inability to complete the transactions contemplated in the development of the APOZ due to various conditions to closing such transactions; (3) the risk that the proposed transaction disrupts current plans and operations of the Company as a result of the announcement and time spent on the APOZ; (4) the ability to recognize the anticipated benefits of the proposed APOZ, which may be affected by, among other things, competition, the ability to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the proposed APOZ; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by the Company. Although forward-looking statements contained herein are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Company Contact: David Champ, CEO